Exhibit 99.2

Truett - Hurst, Inc. FY16 Q2 Earnings Call February 9, 2016 NASDAQ: THST 1

2 Safe Harbor Statement This presentation (including the presentation and any subsequent questions and answers) contains statements that are forward - looking within the meaning of the Private Securities Litigation Reform Act of 1995 , Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 . Such forward - looking statements are based on the current beliefs of Truett - Hurst, Inc . ’s management and are not guarantees of future performance . Any such forward - looking statements are and will be, as the case may be, subject to many risks, uncertainties, assumptions and factors relating to the operations and business environments of Truett - Hurst, Inc . and its subsidiaries that may cause the actual results of the companies to be materially different from any future results expressed or implied in such forward - looking statements . These risk factors, include, but are not limited to, a reduction in the supply of grapes and bulk wine available to us ; significant competition ; any change in our relationships with retailers could harm our business ; we may not achieve or maintain profitability in the future ; the loss of key employees ; a reduction in our access to, or an increase in the cost of, the third - party services we use to produce our wine could harm our business ; credit facility restrictions on our current and future operations ; failure to protect, or infringement of, trademarks and proprietary rights ; these factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report or detailed in our periodic filings (including Forms 8 - K, 10 - K and 10 - Q) or other documents filed with the Securities and Exchange Commission . For more detailed information on us, please refer to our filings with the Securities and Exchange Commission, which are readily available at http : //www . sec . gov, or through the our Investor Relations website at http : //www . truetthurstinc . com . For additional information, see our annual report for the year ended June 30 , 2015 on Form 10 - K filed on September 28 , 2015 , or our other reports currently on file with the Securities and Exchange Commission, which contain a more detailed discussion of risks and uncertainties that may affect future results . We do not undertake to update any forward - looking statements unless otherwise required by law .

Agenda • Financial Update – The Wine Spies Disposition – Second Quarter: FY16 vs. FY15 – First Half: FY16 vs FY15 – First Half: Statement of Operations Recap – First Half: Segment Analysis (as Adjusted) – Select Balance Sheet Data – Litigation Update – Ownership Structure • Business Update • Q&A 3

FINANCIAL UPDATE 4

• Sold membership interest to one of the original founders of TWS who had been running the day to day business • The sale closed on January 25, 2016 with effective date of December 31, 2015 • Received twenty - five thousand in consideration for the membership interest (all cash) and recorded a nominal gain in discontinued operations during the second quarter • Numbers (both current and prior periods) presented throughout this presentation have been restated for the disposition of TWS. We will no longer present TWS’s performance as the Internet segment in our segment reporting. 5 The Wine Spies (“TWS”) Disposition

Second Quarter FY16 vs FY15 (continuing operations) ― Revenue growth of 73 % with net sales of $8.5 million (an increase of $3.6 million versus prior year) ― 93.3% increase in Wholesale ― Q2 FY15 net sales reduced by $0.6 million loss contingency related to Paperboy ― 19.7% increase in DTC ― Overall gross margin percent increased to 31% from 24% (gross profit dollars of $2.6 million) ― Wholesale: 13.8 margin point increase ― Q2 FY15 gross profit reduced by $0.8 million related to Paperboy loss contingency & inventory impairment ― Q2 FY16 gross profit reduced by $0.2 million related to CA Winecraft inventory impairment ― DTC: 2 margin point increase ― Operating expenses of $2.1 million ― Overall expense the same as prior year same quarter 6

First Half FY16 vs FY15 ― Revenue growth of 46.9 % with net sales of $14.9 million (an increase of $4.8 million versus prior year) ― 55.7% increase in Wholesale ― YTD FY15 net sales reduced by $0.6 million loss contingency related to Paperboy ― 19.4% increase in DTC ― Overall gross margin percent increased to 32% from 30% (gross profit dollars of $4.8 million) ― Wholesale: 5 margin point increase ― YTD FY15 gross profit reduced by $0.8 related to Paperboy loss contingency & inventory impairment ― YTD FY16 gross profit reduced by $0.2 million related to CA Winecraft inventory impairment ― DTC: 1.9 margin point increase ― Operating expenses of $4.4 million an increase of $0.4 million ― General and administrative expense flat (declined as percentage of net sales) ― Sales and marketing increased $0.5 million (declined as percentage of net sales) 7

8 Statement of Operations First Half FY16 vs FY15 Note: Numbers have been restated for the disposition of The Wine Spies. The Wine Spies is characterized as discontinued operations. FY 15 FY 16 YTD YTD B / (W) Net sales 10,124$ 14,875$ 4,751$ 46.9% Gross profit 3,013 4,789 1,776 58.9% Gross Margin % 30% 32% 2% Sales and marketing ex stock comp 2,170 2,803 (633) 29.2% Sales and marketing stock comp 184 19 165 2,354 2,822 (468) 19.9% General and administrative ex stock comp 1,481 1,456 25 -1.7% General and administrative stock comp 161 153 8 1,642 1,609 33 -2.0% Other 2 (1) 3 Total Operating Expenses 3,998 4,430 (432) 10.8% Income (Loss) from Continuing Operations (985) 359 1,344 Non Operating Expenses Interest expense, net (133) (169) (36) Other (86) (69) 17 Income tax expense (2) (1) 1 (221) (239) (18) Discontinued Operations 153 45 (108) Net Income (Loss) attributable to THI and HDD (1,053)$ 165$ 1,218$ Operating expenses (excluding stock comp) as a percentage of Net Sales Sales and marketing 21.4% 18.8% General and administrative 14.6% 9.8%

9 Segment Analysis (as Adjusted) First Half FY16 vs FY15 As Adjusted Six Months Ended 12/31 2014 2015 B / (W) % Net Sales Wholesale (A) 8,264 11,960 3,696 45% Direct to Consumer 2,442 2,915 473 19% 10,706 14,875 4,169 39% Gross Profit Wholesale (A), (B) 2,259 3,034 775 34% Direct to Consumer 1,545 1,901 356 23% 3,804 4,935 1,131 30% Gross Margin Wholesale 27% 25% -2% Direct to Consumer 63% 65% 2% 36% 33% -3% (A) FY15 reported numbers have been adjusted for the impact of the Paperboy loss contingency accrual and related inventory impairment ($0.6 impact to net sales and $0.8 impact to gross profit) (B) FY16 reported numbers have been adjusted for the impact of a $0.2 million inventory reserve for the remaining unsold CA Winecraft product in our inventory as of 12/31/15.

10 Select Balance Sheet Data 2015 2016 Q4 Q2 source / (use) Total Assets 33,903$ 35,921$ Total Liabilities 17,554 19,236 Total Equity 16,349 16,685 33,903 35,921 Cash and cash equivalents 1,578 5,017 Property & equipment, net 5,743 5,845 Major Working Capital Accounts A/R 2,783 3,619 (836) Inventories 22,080 20,150 1,930 Bulk Wine Deposit 345 25 320 AP & Accrueds 4,056 4,175 119 1,533 Interest Bearing Debt Credit facilities 9,034 10,263 Other Interest Bearing Debt 3,640 3,869 12,674 14,132 Cash and Cash equivalents (1,578) (5,017) Net Debt 11,096 9,115 (1,981)

4035 Westside Road In early November, we filed a motion for declaratory and injunctive relief in the Superior Court of California, Sonoma County. This suit is the first step toward arbitration of the dispute with Hambrecht Wine Group. The complaint was served on January 12 and as a consequence, Hambrecht Wine Group is required to file and serve a responsive pleading by February 11. Mendocino Wine Group In late January, Mendocino Wine Group filed a complaint against Phil Hurst and HDD LLC alleging that they aided and abetted Paul Dolan in breaching his duties to Mendocino Wine Group (where Paul was previously employed). A similar suit against Paul Dolan by Mendocino Wine Group was dismissed; we believe the claims are without merit and intend to defend the suit vigorously. 11 Litigation Update

12 Activity during quarter: • 150,000 LLC units converted and A shares issued • 259,644 equity incentives issued • 21,263 A shares issued for vested equity incentives Ownership Structure HDD LLC Ownership Class A Shares (Fully Diluted) Members THI Total Outstanding Unconverted LLC Units Equity Incentives Total As of Initial Public Offering 4,102,644 2,700,000 6,802,644 2,700,000 4,102,644 252,000 7,054,644 60.3% 39.7% 100.0% 38.3% 58.2% 3.6% 100.0% Changes through 12/31/15: LLC Conversions (1,261,318) 1,261,318 0 1,261,318 (1,261,318) 0 0 Vesting of Equity Incentives Outstanding @ IPO Date 0 0 0 182,000 0 (182,000) 0 Post IPO Equity Incentives Equity Incentives Granted - RSA / RSU 0 0 0 0 0 181,273 181,273 Equity Incentives Granted - Options 0 0 0 0 0 430,000 430,000 Equity Incentives Vested 0 0 0 59,940 0 (59,940) 0 0 0 0 59,940 0 551,333 611,273 As of 12/31/15 2,841,326 3,961,318 6,802,644 4,203,258 2,841,326 621,333 7,665,917 41.8% 58.2% 100.0% 54.8% 37.1% 8.1% 100.0% Equity Market Capitalization based on Dec 31, 2015 Class A common stock closing price of $1.45 10,214,647$ Calculated using 4,203,258 Class A common shares outstanding and 2,841,326 LLC units convertible to Class A common stock as of December 31, 2015

BUSINESS UPDATE 13

Key Industry Trends Premiumization : in 2015, wines at higher price points experienced significantly higher growth rates – Overall market +3% – Bottle price between 9 and 11.99: 8% growth in cases and dollars – Bottle price between 12 and 14.99: 12% growth in cases and dollars – Trends are expected to continue into 2016 Strengthening imports – Weak dollar and consumer experimentation Key Customer Updates: Albertsons – Ensure items are on the shelf everywhere items are approved – Focus on increased brand promotion Trader Joes – New item selected for trial – Current items growing (Fearless Flyer) Total Wines & More – Traction with in - store promotion and planning Target – Focus on building Republic of Wine Kroger – On - going focus on Sonoma Ranches Colby – Promotion with new and ongoing retailers – Focus on heart month (February) and Fathers Day 14 Business Update

Q & A 15

Contact Information 16 Phillip L. Hurst Chief Executive Officer, President Email: phil@truetthurst.com T: 707.431.4408 M: 707.318.7480 Paul A. Forgue Chief Financial Officer & Chief Operations Officer Email: paul@truetthurst.com T: 707.431.4423 M: 707.494.3452 www.truetthurstinc.com ir@truetthurstinc.com

Call Playback Information Webcast/PowerPoint/Replay available at: http://www.truetthurstinc.com/index.php?s=151&cat=3 Replay available until February 17, 2016 17